Exhibit 99.3

**Conference Call Presentation**

January 6, 2006

Florida East Coast
INDUSTRIES

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# The Florida Market Opportunity

Population Growth Rate (%)
2.5
2.0
1.5
1.0
0.5
0.0
2.2
0.8
1.7
0.9
2003-2010

Employment Growth Rate (%)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.5
1.5
2.1
1.0
2003-2010
Florida
United States

12 | January 6, 2006

Florida East Coast INDUSTRIES

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# Industrial Market Historical Overview

1,650,000
1,500,000
1,350,000
1,200,000
1,050,000
900,000
750,000
600,000
450,000
300,000
150,000
0
-150,000
-300,000
-450,000
4Q2001
1Q2002
2Q2002
3Q2002
4Q2002
1Q2003
2Q2003
3Q2003
4Q2003
1Q2004
2Q2004
3Q2004
4Q2004
1Q2005
2Q2005
3Q2005
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Net Absorption
Delivered Inventory
Vacancy

Rate($): 5.93 5.99 5.92 5.90 5.94 5.93 6.11 6.09 6.03 6.24 6.03 6.46 6.53 6.51 6.67 6.83

Source: CoStar Property®

13 | January 6, 2006

Florida East Coast INDUSTRIES

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# Office Market Historical Overview

550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
-50,000
4Q2001
1Q2002
2Q2002
3Q2002
4Q2002
1Q2003
2Q2003
3Q2003
4Q2003
1Q2004
2Q2004
3Q2004
4Q2004
1Q2005
2Q2005
3Q2005
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
-1.5%
Net Absorption
Delivered Inventory
Vacancy

Rate($): 20.31 20.97 21.01 21.04 21.03 20.98 20.99 20.43 20.25 20.49 20.59 20.49 20.42 20.75 21.33 21.65

Source: CoStar Property®

14 | January 6, 2006

Florida East Coast Industries

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# Combined South Florida

## Gables Office Building

Flagler Plaza
Sunrise Corporate Plaza
Ft. Lauderdale
Section 31
Flagler Station
Beacon
Beacon Commons
Doral
Beacon Lakes
Miami
Gables and Burger King
Commons

23 | January 6, 2006

Florida East Coast INDUSTRIES

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# Combined South Florida

## Burger King Headquarters

Sunrise Corporate Plaza
Ft. Lauderdale
Section 31
Flagler Station
Beacon Commons
Beacon Lakes
Miami
Gables and Burger King

24 | January 6, 2006

Florida East Coast Industries

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# Combined South Florida

Flagler Plaza
Sunrise Corporate Plaza
Ft. Lauderdale
Section 31
Flagler Station
Beacon Commons
Beacon Lakes
Miami
Gables and Burger King
Red Road Commons

## Red Road Commons

25 | January 6, 2006

Florida East Coast INDUSTRIES

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# The Combined Assets

Jacksonville
Orlando
Lakeland
Sunrise
Miami

26 | January 6, 2006

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# Appendix

January 6, 2006

Florida East Coast
INDUSTRIES

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[GRAPHICS APPEAR HERE]

Conference Call Presentation

January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may,” and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the ability of each party to the announced transaction to satisfy the closing conditions in the agreement, expected completion dates, completion of existing and future projects, statements regarding accessibility, visibility, expansion opportunities, changes in the general and local real estate market or in general economic conditions, including an economic slowdown or recession; industry competition; availability of buyers to obtain financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, ability to obtain certain permits, zoning, and entitlements and delays resulting from; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; the ability to complete agreements and meet requirements, terms and conditions for closing transactions; the ability to complete transactions within specified time frame; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; and other risks inherent in the real estate and other business of the Company.  Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

2	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Presentation Agenda

•	Transaction summary

•	Strategic rationale & strengthened capabilities

•	Codina Group, Inc. (“Codina Group”) business, leadership and properties

•	The Florida opportunity

•	Development potential

•	Key takeaways

3	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

What We’re Buying

•	Codina Group, a premier real estate operating company in Florida, is led by one of the most experienced and innovative real estate professionals in the state

•	An extraordinary collection of strategically located land tracts in South Florida for current and future development

•	Interests in real estate ventures with key partners and proven track records

•	Total consideration to be paid is $185 million plus up to an additional $85 million in deferred consideration

4	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Strategic Rationale

•

Combination with Codina Group creates a premier real estate firm in Florida, one of the most dynamic real estate markets in the U.S., under the leadership of one of the most successful developers in the state

• Expertise managing complex projects involving divergent interests

•	Creates an outstanding development landbank in Florida amid a shrinking supply of available land

• Provides land for development over the next ten to fifteen years

• Amid a falling inventory of land these assets will provide an excellent return

•	Flagler Development Company (“Flagler”) and Codina Group combination will have an enhanced offering of resident capabilities to manage and develop projects from conception through completion

•	Integration of Codina Group capabilities and expertise will help maximize the value of Florida East Coast Industries’ (“FECI’s”) existing assets throughout Florida

•	Incentivized management team dedicated to successful execution

5	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Transaction Summary

•

A newly-formed holding company of FECI will acquire Codina Group and related real estate interests.  In separate transactions, subsidiaries of FECI will acquire land and a general partnership interest in a joint venture

•	Consideration is made up of the following:

	•	$168 million of equity includes:

• $85 million of equity contingent upon achievement of certain value-based milestones and partnership distributions

• $12 million of restricted stock to be granted to certain Codina Group employees

	•	$36 million of debt to be assumed or paid down at closing

	•	Equity issued in connection with the transaction may not be sold or transferred for periods ranging from one to five years after the closing

•	Mr. Codina will join FECI as President and Chief Executive Officer of Flagler and Codina Group under an employment agreement with a minimum 3-year term

	•	Mr. Codina also to join the FECI Board of Directors

•	The transaction is expected to be completed in the first quarter of 2006

•	In separate land acquisition transactions totaling $66 million:

	•	Flagler will purchase Beacon Commons, future site of a retail, residential and office development on 92 acres in Doral, FL

	•	Florida East Coast Railway (“Railway”) will acquire 40 acres of land adjacent to Beacon Countyline

	•	Flagler and the Railway expect to utilize tax-deferred proceeds to fund the acquisition of this land

6	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Codina Group

•	Founded in 1980 and based in Coral Gables, FL, Codina Group is the largest industrial developer in South Florida and one of Florida’s largest exclusive third-party real estate service providers

	•	Consulting: regulatory and permitting

• Zoning

• Entitlement

	•	Development: has developed 1,760 acres

	•	Construction Management: has constructed over 11 million sq. ft. of commercial property

	•	Brokerage: 4.5 million sq. ft. leased and approximately $190 million of brokered sales in 2005

	•	Management: Currently 12 million sq. ft. under management

•	150 employees

7	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Codina Group Leadership

•	Mr. Codina

	•	Established Professional Automated Services, Inc., a business that provided billing, collection and data processing services to physicians and led to the development of medical office buildings

	•	25 year history of creative/innovative real estate development in Florida

	•	Has developed projects valued at more than $1 billion

• Museum Tower

• Beacon Centre

• Beacon Tradeport

•	Past and present partnerships

	•	AMB Property Company

	•	JPMorgan Asset Management

	•	Prudential Real Estate Investors

	•	Tisch Family Interests

8	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Codina Group
Key Development Projects

Museum Tower
Gables Grand Plaza
355 Alhambra
City National Bank Building
Deering Bay Estates

Coral Gables Medical Office Building
Beacon Centre Industrial Park
Beacon Tradeport Industrial Park
Beacon at 97th Industrial Park
Beacon Industrial Park

Beacon Lakes Industrial Park
GSA Building at Flagler Station
abc Distributing, Inc.
Flagler Station
Baptist Medical Arts Building

Westside Plaza I, II, III (Office Park)
Town and Country Mall
Ryder Headquarters at Beacon Station
Beacon Pointe at Weston
Port Everglades Commerce Center

Port 95
Sawgrass Commerce Center
American Classic Voyages
NCCI
IBM

[GRAPHICS APPEAR HERE]

9	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Codina Group

Key Completed Development Projects:
Beacon Centre

A master-planned, 205-acre mixed-use corporate park in Miami’s Airport West market. Fully built out during the 1990’s, Beacon Centre features a combination of warehouse, retail and flex space.

[GRAPHICS APPEAR HERE]

10	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Codina Group

Key Completed Development Projects:
Beacon Tradeport/Dolphin Mall

This 360-acre development is a major distribution, warehouse, office and retail complex. Located at the intersection of the Dolphin Expressway and the Florida Turnpike, Codina Group’s involvement included site selection and entitlement for the entire project as well as development, construction, leasing and management of the industrial component.

[GRAPHICS APPEAR HERE]

11	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

The Florida Market Opportunity

•	4th largest gross state product

•	4th most populous state

•	4th largest labor force – close to 8 million people work in Florida

•	More than one-in-three of all jobs created in the United States in the last five years has been created in Florida

•	8th largest economy in western hemisphere

•	9th largest producer of exported goods

•	15th largest economy in the world

•	12% lower labor cost than the national average

•	1,000+ people move to Florida each day

Population Growth Rate (%)

[CHART APPEARS HERE]

Employment Growth Rate (%)

[CHART APPEARS HERE]

12	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Industrial Market
Historical Overview

•	One of the tightest markets in the U.S.

•	Inventory additions well below 20-year average

•	Vacancy rates at a seven-year low, and trending down

•	Rental rates have been climbing over the last 5 quarters

• Trend expected to continue

Medley, Hialeah, Miami Lakes and Miami Airport Industrial Markets: Historical Overview

[CHART APPEARS HERE]

13	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Office Market
Historical Overview

•	Office-based employment continuing to rise in South Florida

•	Inventory additions over the last several years have been minimal

•	Vacancy rates trending down

•	Average rents have remained stable the past three years, but higher rates are occurring in some markets

Medley, Hialeah, Miami Lakes and Miami Airport Office Markets: Historical Overview

[CHART APPEARS HERE]

14	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Acquiring Strategically Located Land for Future Development

•	100% Owned

	•	Beacon Countyline, 457 acres in Hialeah plus an additional 40 adjacent acres. Future plans are for the creation of a large industrial park.

	•	Beacon Commons, 92 acres in Doral, future site of a retail, office and residential development.

	•	Gables Office Building, a 45,000 square foot office building to be developed in Coral Gables during 2006.

•	Joint Ventures*

•

Beacon Lakes, 21.2% interest in a venture with AMB properties that owns a 432-acre industrial park, including three industrial buildings and entitlements for an additional 6.2 million square feet in West Dade.

	•	Red Road Commons, a proposed 50% interest in a venture with an affiliate of Fairfield Properties, Inc. to build 407 residential apartments on land to be leased in Miami.

•

Beacon City Center, a venture with an affiliate of JPMorgan that holds an exclusive option to acquire and redevelop a 77-acre property in Doral into approximately 2,840 residential  units and 72 office condominiums.

	•	Burger King, 30% interest in a venture with an affiliate of JPMorgan to acquire land and construct a 15-story, 250,000 square foot building for Burger King’s corporate headquarters.

*As detailed in the specific joint venture agreements, Codina Group, Inc. can earn some, all or a combination of the following: development, construction, leasing and management fees, and priority distribution as well as promoted interest and incentive fees based on performance and achievement of specific milestones as it relates to each joint venture.

15	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined South Florida

•	The combined companies have exceptional assets in Florida’s strongest markets

•	Miami-Dade West Properties

	•	Flagler

		•	Flagler Station

		•	Doral Concourse

		•	Section 31

	•	Codina

		•	Beacon Countyline

		•	Beacon Commons

		•	Beacon Lakes

		•	Beacon City Centern

•	South Florida

	•	Flagler

		•	Downtown Miami CBD

		•	Sunrise Corporate Plaza

		•	Flagler Plaza

	•	Codina

		•	Gables Office Building

		•	Burger King Headquarters

		•	Red Road Commons

[GRAPHIC APPEARS HERE]

16	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

•	Miami-Dade West Properties

	•	Flagler

		•	Flagler Station

		•	Doral Concourse

		•	Section 31

	•	Hialeah Rail Yard

[GRAPHIC APPEARS HERE]

17	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

•	Miami-Dade West Properties

	•	Flagler

		•	Flagler Station

		•	Doral Concourse

		•	Section 31

	•	Hialeah Rail Yard

	•	Codina

		•	Beacon Countyline

		•	Beacon Commons

		•	Beacon Lakes

		•	Beacon City Center

[GRAPHIC APPEARS HERE]

18	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

Beacon Countyline

•	Project

	•	497* total acres in Hialeah; future plans are for the creation of a large industrial park

•	Development Status

	•	The city of Hialeah has filed for inclusion in the Urban Development Boundary and designation as “Industrial and Office”

•	Expected Development

	•	Over 5,000,000 sq. ft. of industrial space

•	Estimated Development Timeline

	•	2009-2012

*Includes 40 adjacent acres to be acquired by Railway

[GRAPHICS APPEAR HERE]

19	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

Beacon Commons

•	Project

	•	Approximately 92 acres in Doral; the future site of a retail, office and residential development

•	Development Status

	•	Master plan approved; currently in the zoning process

•	Expected Development

	•	650,000 sq. ft. of retail space

	•	80,000 sq. ft. of office space

	•	280 residential units

•	Estimated Development Timeline

	•	2007-2009

[GRAPHICS APPEAR HERE]

20	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

Beacon Lakes

•	Project

	•	A 432-acre industrial park located in West Dade, including three industrial buildings and entitlements for an additional 6.2 million sq. ft. in West Dade

•	Partner

	•	AMB – 78.8%

	•	Mr. Codina – 21.2%

•	Development Status

	•	One (206,000 sq. ft.) industrial building leased and two (206,000, 192,000 sq. ft.) industrial buildings completed

•	Expected Future Development

	•	6,000,000 additional sq. ft. of industrial space

	•	150,000 sq. ft. of office space

	•	75,000 sq. ft of retail space

[GRAPHICS APPEAR HERE]

21	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined Miami-Dade Properties

Beacon City Center

•	Project

•

A venture with an affiliate of JP Morgan that holds an exclusive option to acquire and redevelop in phases a 77-acre property in Doral from office to approximately 3,000 residential and office condominiums

•	Partner

	•	JPMorgan affiliate – 49.9%

	•	Mr. Codina – 50.1%

•	Development Status

	•	Master plan approved; zoning application to be filed

•	Expected Development

	•	2,840-unit residential development and sale

	•	72 office condominiums

•	Estimated Development Timeline

	•	2006-2012

[GRAPHICS APPEAR HERE]

22	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined South Florida

Gables Office Building

•	Project

	•	45,000 sq. ft. office building to be developed on land in Coral Gables, FL

•	Development Status

	•	Groundbreaking expected in early 2006

•	Expected Development

	•	45,000 sq. ft. of office space

	•	45,000 sq. ft. of structured parking

•	Estimated Development Timeline

	•	2006

[GRAPHICS APPEAR HERE]

23	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined South Florida

Burger King Headquarters

•	Project

	•	A 30% interest in a venture with an affiliate of JPMorgan to acquire land and construct a 250,000 square foot corporate headquarters for Burger King

•	Partner

	•	JPMorgan affiliate – 70%

	•	Mr. Codina – 30%

•	Development Status

	•	Groundbreaking expected October 2006

•	Expected Development

	•	224,638 sq. ft. pre-leased to Burger King

	•	22,677 sq. ft. of retail

•	Estimated Development Timeline

	•	2006-2008

[GRAPHICS APPEAR HERE]

24	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Combined South Florida

Red Road Commons

•	Project

	•	A proposed 50% interest in a venture with an affiliate of Fairfield Properties, Inc. to build 407 residential apartments on land to be leased in Miami

•	Partner

	•	Fairfield Properties affiliate – 50.0%

	•	Mr. Codina – 50.0%

•	Development Status

	•	Master plan, zoning and site plan approved

•	Estimated Development Timeline

	•	2006-2007

[GRAPHICS APPEAR HERE]

25	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

The Combined Assets

•	The combined company has exceptional assets in Florida’s strongest markets

[GRAPHIC APPEARS HERE]

26	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Development Potential

•	Development contemplated for the acquired Codina Group portfolio is as follows:

	•	11 million SF industrial

	•	600,000 SF office

	•	750,000 SF retail

	•	3,100 for sale multifamily units

	•	400 student rental apartments

•	Net investment by FECI to develop these properties, after out parcel and condo sales, is expected to be approximately $750 million

•	Expected stabilized unlevered yield of approximately 9.0%

27	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Key Takeaways

•	Creates a premier real estate company in one of the most dynamic markets in the U.S.

•	Significantly strengthens FECI’s market position in South Florida

•	Increases landbank in South Florida amid a shrinking supply of available land

•	Strong platform for growth – substantially increases opportunity for future development to provide excellent returns

•	Experienced management – strengthened leadership/capabilities to exploit the full FECI asset base

28	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Opportunities for Future Growth

Industrial, Office and Retail space

Market (sq ft. in millions)	Flagler Existing and Under Development	Flagler Planned Future Development [1]	Codina Group Existing & Future Development (100% owned)	Codina Group Existing & Future Development (Joint Venture) [2]	Total Combined

Jacksonville	2,839	4,504			7,343
Orlando/ Lakeland	974	6,727			7,701
Miami/Doral/Sunrise	4,368	5,312	5,775	1,429	16,884
Total	8,181	16,543	5,775	1,429	31,928

1. Based on existing entitlements/zoning or currently in process of obtaining vested entitlements
2. Square footage adjusted to reflect percentage of ownership interest in joint ventures

29	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Investment Highlights

•	The combination increases FECI’s overall presence in Florida and expands the opportunities for growth

•	The new combination:

	•	Will strengthen FECI’s competitive advantage in core transportation and real estate

	•	Will add to the diverse set of assets that cannot be duplicated

		•	Railway services the entire east coast of Florida with exclusive access to the major ports

		•	Valuable land holdings throughout the state of Florida

	•	Will remain a regional play

		•	Florida’s population growth is twice the national average

		•	Established and enhanced understanding of the flow of goods, infrastructure and economic development activities and processes

	•	Well run and established businesses that continue to deliver record results

		•	Railway has the second best operating ratio of all publicly traded railroads in North America

		•	Portfolio of stabilized office and industrial buildings with a 95% occupancy and an active development pipeline

	•	Continued reinvestment of capital into value creating assets

	•	Strong balance sheet that provides sources for growth and immediate access to capital

30	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Appendix

[GRAPHIC APPEARS HERE]

January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Development Summary

Acquired Land and Real Property Interests

	Ownership	County	Total Approx. Remaining Acres		Expected Future Development (In Square Feet rounded to the nearest 000’s)

Property Name/Description				Use	Office	Industrial	Retail	Total	Residential Units

Beacon Countyline¹	100%	Dade	497	Industrial		5,000,000		5,000,000
Beacon Commons	100%	Dade	92	Mixed Use	80,000		650,000	730,000	280
Gables Office Building	100%	Dade	1	Office Building	45,000	—		45,000
Beacon Lakes²	21.2%	Dade	404	Mixed Use	150,000	6,000,000	75,000	6,225,000
Red Road Commons	50%	Dade	9	Residential Rental					407
Beacon City Center	50.1%	Dade	77	Residential and 72 Office Condominiums	65,000			65,000	2,840
Burger King Building	30%	Dade	2	Office Building	225,000	—	23,000	248,000
Total			1,082		565,000	11,000,000	748,000	12,313,000	3,527

¹ Includes 40 adjacent acres to be acquired by Railway
² Remaining acres and square footage excludes 3 warehouse buildings in the lease up and construction phases

32	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Beacon Countyline

•	Total acres: 457 acres (contains an approximately 70 acre lake) plus an additional 40 acres to be acquired by Railway

•	Estimated value per acre today assuming infrastructure and entitlements are in place: $400,000-500,000

•	Estimated infrastructure timeframe: 4 years

• Start: 2009

• Finish: 2012

•	Estimated infrastructure cost per acre: $160,000

•	Estimated land absorption: 4 years

• Start: 2009

•	The city of Hialeah has filed for inclusion in the Urban Development Boundary and designation as “Industrial and Office”

33	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Beacon Commons

•	Estimated acres: 92

•	Estimated value per acre today assuming infrastructure is in place: $600,000-900,000

•	Estimated infrastructure: 3 years

• Start: 2007

• Finish: 2009

•	Estimated infrastructure cost per acre: $35,000

•	Estimated land absorption: 3 years

• Start: 2007

•	280 residential units to be built on 8 acres

34	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Gables Office and Burger King Building

•	45,000 sq. ft. building, with 45,000 sq. ft. of structured parking

	•	Estimated start date: early 2006

	•	Estimated occupancy date: early 2007

•	250,000 sq. ft. office building*

	•	Estimated start date: early 2006

	•	Estimated occupancy date: early 2009

•	Estimated unlevered stabilized yield of both buildings combined: 7.5-8.5%

*Mr. Codina is awarded a capital account of $2.5 million(expected to earn a 7.5% return) and will earn an additional return on his prorata share above that amount

35	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Beacon Lakes*

•	Estimated acres: 402 (excludes the land under the existing 3 warehouses)

•	Estimated value per acre today assuming infrastructure is in place: $400,000-500,000

•	Estimated infrastructure: 7 years

• Start: 2005

• Finish: 2011

•	Estimated infrastructure cost per developable acre: $160,000

•	Estimated land absorption: 7 years

• Start: 2005

•	Existing buildings

• One 206,000 sq. ft. warehouse (100% leased)

• Two (206,000 sq. ft, 192,000 sq. ft.) warehouses near completion

*Mr. Codina is entitled to a 20% promote after a 10% return

36	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Red Road Commons

•	407 residential rental units

•	Land to be leased in Miami for $930,000 per year (annual escalations)

•	Estimated start date: 2006

•	Approximate cost to develop each unit: $180,000-$200,000

•	Estimated occupancy date: 2008

•	Estimated unlevered stabilized yield: 7.5%-8.5%

•	Stabilization date: 2009

37	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Beacon City Center

•	2,840 residential condominiums; 72 office condominiums

•	Option to purchase land as we develop for $930,000 per acre

• Subject to annual escalation

•	Estimated cost to develop residential units including land: $320,000-350,000

•	Estimated sales price of residential units: $360,000-390,000

• Estimated infrastructure timeframe

• Start: 2006

• Finish: 2012

• Sales begin 2007

•	Estimated cost to develop office units including land: $150,000-190,000

•	Estimated sales price of office units: $170,000-210,000

• Developed and sold in 2007

*A Flagler subsidiary to acquire 50% of the 50.1% interest in the venture.  Mr. Codina will earn up to $30 million of contingent equity from partnership distributions after the return of Flagler’s capital contributions to this venture plus a 9% return.

38	|	January 6, 2006	[LOGO OF FLORIDA EAST COAST INDUSTRIES]